SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


               Date of Report
               (Date of earliest
               event reported):        July 27, 2001


                            Oshkosh Truck Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-13886                       39-0520270
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(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
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          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         ------------------------------
                         (Registrant's telephone number)

Item 7.        Financial Statements and Exhibits.
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               (a)   Not applicable.

               (b)   Not applicable.

               (c)   Exhibits.  The following exhibit is being filed herewith:
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                     (99.1)   Script for Conference Call Held July 27, 2001.

Item 9.        Regulation FD Disclosure.
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               On July 27, 2001, Oshkosh Truck Corporation (the "Company") held a conference call in connection with the Company's announcement of its earnings for the third quarter ended June 30, 2001. A copy of the script (the "Script") for such conference call is filed as Exhibit 99.1 and is incorporated by reference herein. An audio replay of such conference call and the related question and answer session will be available for thirty days on the Company's web site at www.oshkoshtruck.com.

               The information, including without limitation all forward-looking statements, contained in the Script or provided in the conference call and related question and answer session speaks only as of July 27, 2001. The Company has adopted a policy that if the Company makes a determination that it expects earnings for future periods for which projections are contained in the Script to be lower than those projections, then the Company will publicly announce that fact. The Company's policy also provides that the Company does not intend to make such a public announcement if the Company makes a determination that it expects earnings for future periods to be at or above the projections contained in the Script. Except as set forth above, the Company assumes no obligation, and disclaims any obligation, to update information contained in the Script or provided in the conference call and related question and answer session. Investors should be aware that the Company may not update such information until the Company's next quarterly conference call, if at all.

               The Script contains, and representatives of the Company made, during the conference call and the related question and answer session, "forward-looking statements" that the Company believes to be within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should" or "plans," or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations include, without limitation, the following:

               Accuracy of Assumptions. The expectations reflected in the forward-looking statements, in particular those with respect to projected sales, costs, earnings and debt levels, are based in part on certain assumptions made by the Company, some of which are referred to in, or as part of, the forward-looking statements. Such assumptions include, without limitation, the Company's estimates for concrete placement activity, mortgage rates and housing starts and


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

     the U.S. economy generally; the Company's expectations as to when it will receive sales orders; the Company's ability to achieve cost reductions in its fire and emergency and domestic refuse businesses; the expected ramp-up of the Medium Tactical Vehicle Replacement ("MTVR") program; the Company's estimates for capital expenditures of municipalities for fire and emergency and refuse products and of large commercial waste haulers; the expected level of sales and operating income of the Geesink Norba Group; the Company's planned spending on product development and bid and proposal activities with respect to defense program competitions; and the Company's estimates for interest costs. The Company cannot provide any assurance that the assumptions referred to in the forward-looking statements or otherwise are accurate or will prove to have been correct. Any assumptions that are inaccurate or do not prove to be correct could have a material adverse effect on the Company's ability to achieve the forward-looking statements.

               Cyclical Markets. A further decline beyond current assumptions in overall customer demand in the Company's cyclical commercial or fire and emergency markets could have a material adverse effect on the Company's operating performance. The ready-mix concrete market that the Company serves is highly cyclical and impacted by the strength of the economy generally, by prevailing mortgage and other interest rates, by the number of housing starts and by other factors that may have an effect on the level of concrete placement activity, either regionally or nationally. The U.S. economy generally and, in particular, the concrete placement industry are currently experiencing a downturn, which is materially and adversely affecting the net sales, profitability and cash flows of suppliers to the concrete placement industry, including the Company. In addition, customers of the Company such as municipalities and commercial waste haulers have been reducing their expenditures for fire and emergency and refuse equipment. The Company cannot provide any assurance that this downturn will not continue or become more severe.

               U.S. Government Contracts. The Company is dependent on U.S. government contracts for a substantial portion of its business. That business is subject to the following risks, among others, that could have a material adverse effect on the Company's operating performance:

               o The Company's business is susceptible to changes in the U.S. defense budget, which may reduce revenues expected from the Company's defense business.

               o The U.S. government may not appropriate expected funding for the Company's U.S. government contracts, which may prevent the Company from realizing revenues under current contracts.

               o Most of the Company's U.S. government contracts, including its contract for the MTVR program, are fixed-price contracts and the Company's actual costs may exceed its projected costs, which could result in lower profits or net losses under these contracts.

               o The Company is required to spend significant sums on product development, testing and bid and proposal activities in competitions to have the opportunity to be awarded these contracts.


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

               o Certain of the Company's U.S. government contracts could be suspended or terminated or could expire in the future and not be replaced, which could reduce expected revenues from these contracts.

               o The Company's U.S. government contracts are subject to audit, which could result in adjustments of the Company's costs and prices under these contracts.

               Completion and Financing of Acquisitions. A substantial portion of the Company's growth in the past five years has come through acquisitions, and the Company's growth strategy is based in part upon acquisitions. The Company may not be able to identify suitable acquisition candidates, obtain financing for future acquisitions or complete future acquisitions, which could adversely effect the Company's future growth. The Company may not be able to integrate or operate profitably recently acquired businesses, such as the Geesink Norba Group and Medtec Ambulance Corporation, or businesses the Company acquires in the future. Any such future acquisitions could be dilutive to the Company's earnings per share. The Company's level of indebtedness may increase in the future if the Company finances acquisitions with debt, as the Company did with the acquisition of the Geesink Norba Group, which would cause the Company to incur additional interest expense and could increase the Company's vulnerability to general adverse economic and industry conditions and limit the Company's ability to obtain additional financing. If the Company issues shares of its stock as currency in any future acquisitions, then the Company's earnings per share may be diluted as a result of the issuance of such stock.

               International Business. For the fiscal year ended September 30, 2000, on a pro forma basis for the acquisition of the Geesink Norba Group, approximately 15% of the Company's net sales would have been attributable to products sold outside of the United States, and expanding international sales is a part of the Company's growth strategy. International operations and sales are subject to various risks, including political, religious and economic instability, local labor market conditions, the imposition of foreign tariffs and other trade barriers, the impact of foreign government regulations and the effects of income and withholding taxes, governmental expropriation and differences in business practices. The Company may incur increased costs and experience delays or disruptions in product deliveries and payments in connection with international manufacturing and sales that could cause loss of revenues and earnings. Unfavorable changes in the political, regulatory and business climate could have a material adverse effect on the Company's financial condition, profitability and cash flows.

               Foreign Currency Fluctuations. The results of operations and financial condition of the Company's subsidiaries that conduct operations in foreign countries will be reported in the relevant foreign currencies and then translated into U.S. dollars at the applicable exchange rates for inclusion in the Company's consolidated financial statements, which are stated in U.S. dollars. The exchange rates between many of these currencies and the U.S. dollar have fluctuated significantly in recent years and may fluctuate significantly in the future. Such fluctuations may have a material effect on the Company's results of operations and financial condition and may significantly affect the comparability of the Company's results between financial periods.

               Interruptions in the Supply of Parts and Components. The Company may in the future experience significant disruption or termination of the supply of some of the Company's parts, materials, components and final assemblies that the Company obtains from sole source suppliers or subcontractors or incur a significant increase in the cost of these parts, materials, components or final assemblies. Such disruptions, terminations or cost increases could delay sales of the Company's trucks and truck bodies and could result in a material adverse effect on the Company's financial condition, profitability and cash flows.

               Competition. The Company operates in highly competitive industries. Several of the Company's competitors have greater financial, marketing, manufacturing and distribution resources than the Company. The Company's products may not continue to compete successfully with the products of competitors, and the Company may not be able to retain or increase its customer base or to improve or maintain its profit margins on sales to its customers, all of which could adversely affect the Company's financial condition, profitability and cash flows.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K and the Company's other filings with the Securities and Exchange Commission.



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
                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSHKOSH TRUCK CORPORATION



Date:  July 27, 2001                   By: /s/ Charles L. Szews
                                          ----------------------------------
                                          Charles L. Szews
                                          Executive Vice President and
                                          Chief Financial Officer



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

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 27, 2001


Exhibit
Number
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(99.1)         Script for Conference Call Held July 27, 2001.




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